For period ending June 30, 2009     Exhibit 77O

File number 811-9036
FORM 10f-3
Rule 144A Securities
FUND:  UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wells Fargo & Co. 3% due 12/09/11
2.  Date of Purchase:  12/03/2008  3.  Date offering commenced: 12/03/2008
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $14,982,450 (worldwide)
7.  Aggregate principal amount or total number of shares of offering:  $2,996,490,000
8.  Purchase price (net of fees and expenses):  $99.883
9.  Initial public offering price:  $99.883
10.  Commission, spread or profit:  ___0____%              $___0_________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Eric Staudt  Date:12/29/08
Print Name:  Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036
FORM 10f-3
Rule 144A Securities
FUND:  UBS Relationship Funds-UBS Corporate Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Time Warner Cable 8 3/4% 2/14/09
2.  Date of Purchase:  11/13/2008  3.  Date offering commenced: 11/13/2008
4.  Underwriter(s) from whom purchased:  Citigroup Global markets Holding
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $2,953,950
7.  Aggregate principal amount or total number of shares of offering:  $1,230,812,500
8.  Purchase price (net of fees and expenses):  $98.465
9.  Initial public offering price:  $98.465
10.  Commission, spread or profit:  __0_____%              $_0__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Eric Staudt  Date:11/25/08
Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036
FORM 10f-3
Rule 144A Securities
FUND:  UBS Relationship Funds - Global Securities Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  MetLife
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 2,500,000 shs (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit: ____%              $__.413__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Rule 144A Securities
FUND:  UBS Relationship Funds - U.S. Large Cap Equity Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  MetLife
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 2,500,000 shs (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit: ____%              $__.413__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Rule 144A Securities
FUND:  UBS Relationship Funds - U.S. Large Cap Value Equity Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  MetLife
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 2,500,000 shs (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit: ____%              $__.413__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Rule 144A Securities
FUND:  UBS Relationship Funds - U.S. Equity Alpha Relationship Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  MetLife
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 2,500,000 shs (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit: ____%              $__.413__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Rule 144A Securities
FUND:  UBS Relationship Funds - Corporate Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Virginia Electric & Power Company 8 7/8% 11/15/2038
2.  Date of Purchase:  11/03/2008  3.  Date offering commenced: 11/03/2008
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,999,900 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  699,965,000 shares
8.  Purchase price (net of fees and expenses):  $99.995
9.  Initial public offering price:  $99.995
10.  Commission, spread or profit: __0__%              $__0__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Eric Staudt  Date:12/12/08
Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Cricket Communications, Inc. 7 3/4% due 05/15/2016

2. Date of Purchase:   05/28/2009        3.  Date offering commenced:  05/28/2009

4. Underwriter(s) from whom purchased:  Goldman Sachs & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $3,845,360 (firmwide)

7. Aggregate principal amount or total number of shares of offering:    $1,054,474,000

8. Purchase price per unit or share (net of fees and expenses):  $96.134

9. Initial public offering price per unit or share:  $96.134

10. Commission, spread or profit:  2%  $

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIB's").
X

c. The securities are reasonably believed to be eligible for resale to other QIB's.
X

d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/  Shu Yang Tan Date: 6/25/09
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Encana Corporation 6 1/2% due 05/15/2019

2. Date of Purchase:   4/29/2009        3.  Date offering commenced:  4/29/2009

4. Underwriter(s) from whom purchased:  Deutsche Bank Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $1,497,300 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:    $499,110,000

8. Purchase price per unit or share (net of fees and expenses):  $99.822

9. Initial public offering price per unit or share:  $99.822

10. Commission, spread or profit:   .65%  $____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Eric Staudt Date: 5/29/08
Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Host Hotels & Resorts LP 9% due 5/15/2017

2. Date of Purchase:   05/05/2009        3.  Date offering commenced:  05/05/2009

4. Underwriter(s) from whom purchased:  Goldman Sachs & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $3,863,960 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $ 386,396,000

8. Purchase price per unit or share (net of fees and expenses):  $96.599

9. Initial public offering price per unit or share:  $96.599

10. Commission, spread or profit:    2%  $______

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIB's").
X

c. The securities are reasonably believed to be eligible for resale to other QIB's.
X

d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu Yang Tan Date: 5/29/2009
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Merck & Co. Inc., 5% due 06/30/2019

2. Date of Purchase:   06/22/2009        3.  Date offering commenced:  06/22/2009

4. Underwriter(s) from whom purchased:  Bank of America LLC

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $2,981,070 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,242,112,500

8. Purchase price per unit or share (net of fees and expenses):  $99.369

9. Initial public offering price per unit or share:  $99.369

10. Commission, spread or profit:    .45%  $______

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 6/29/2009
Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - U.S. Large Cap Equity

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Wells Fargo & Co.

2. Date of Purchase:   05/08/2009        3.  Date offering commenced:  05/08/2009

4. Underwriter(s) from whom purchased:  JP Morgan Chase

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    1,300,000 shares

7. Aggregate principal amount or total number of shares of offering:   392,150,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $22

9. Initial public offering price per unit or share:  $22

10. Commission, spread or profit:     %  $_0.2772_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Robert A. Durante Date: 6/9/2009
Print Name: Robert A. Durante

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Global Securities Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Wells Fargo & Co.

2. Date of Purchase:   05/08/2009        3.  Date offering commenced:  05/08/2009

4. Underwriter(s) from whom purchased:  JP Morgan Chase

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    1,300,000 shares

7. Aggregate principal amount or total number of shares of offering:   392,150,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $22

9. Initial public offering price per unit or share:  $22

10. Commission, spread or profit:     %  $_0.2772_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Robert A. Durante Date: 6/9/2009
Print Name: Robert A. Durante

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - U.S. Equity Alpha Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Wells Fargo & Co.

2. Date of Purchase:   05/08/2009        3.  Date offering commenced:  05/08/2009

4. Underwriter(s) from whom purchased:  JP Morgan Chase

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    1,300,000 shares

7. Aggregate principal amount or total number of shares of offering:   392,150,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $22

9. Initial public offering price per unit or share:  $22

10. Commission, spread or profit:     %  $_0.2772_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Robert A. Durante Date: 6/9/2009
Print Name: Robert A. Durante

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Xerox 8 1/4% due 05/15/2014

2. Date of Purchase:   05/06/2009        3.  Date offering commenced:  05/06/2009

4. Underwriter(s) from whom purchased:  Bank of America LLC

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $999,820 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $749,865,000

8. Purchase price per unit or share (net of fees and expenses):  $99.982

9. Initial public offering price per unit or share:  $99.982

10. Commission, spread or profit:   .60%  $______

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 5/29/2008
Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - U.S. Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Citigroup Funding Inc. 1 1/2 % due 07/12/2011

2. Date of Purchase:   06/25/2009        3.  Date offering commenced:  06/25/2009

4. Underwriter(s) from whom purchased:  Citigroup Global Markets Hldgs.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $9,993,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,748,775,000

8. Purchase price per unit or share (net of fees and expenses):  $99.93

9. Initial public offering price per unit or share:  $99.93

10. Commission, spread or profit:   N/A  %  $______

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Justin C. Tabellione Date: 7/21/2009
Print Name: Justin C. Tabellione

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Global Securities Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Sumitomo Mitsui Financial GR

2. Date of Purchase:   06/23/2009        3.  Date offering commenced:  06/23/2009

4. Underwriter(s) from whom purchased:  Daiwa Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   16,500 shs (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   204,400,000 shares

8. Purchase price per unit or share (net of fees and expenses):  JPY 3,928

9. Initial public offering price per unit or share:  JPY 3,928

10. Commission, spread or profit:     %  $______

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIB's").
X

c. The securities are reasonably believed to be eligible for resale to other QIB's.
X

d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Nicholas Melhuish Date: 27/7/2009

Print Name: Nicholas Melhuish

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS International Equity Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Sumitomo Mitsui Financial GR

2. Date of Purchase:   06/23/2009        3.  Date offering commenced:  06/23/2009

4. Underwriter(s) from whom purchased:  Daiwa Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   16,500 shs (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   204,400,000 shares

8. Purchase price per unit or share (net of fees and expenses):  JPY 3,928

9. Initial public offering price per unit or share:  JPY 3,928

10. Commission, spread or profit:     %  $______

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIB's").
X

c. The securities are reasonably believed to be eligible for resale to other QIB's.
X

d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Nicholas Melhuish Date: 27/7/2009

Print Name: Nicholas Melhuish

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Qwest Corporation 8.375% due 5/1/2016

2. Date of Purchase:   04/07/2009        3.  Date offering commenced:  04/07/2009

4. Underwriter(s) from whom purchased:  JP Morgan Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $1,849,960 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:    $749,696,290

8. Purchase price per unit or share (net of fees and expenses):  $92.498

9. Initial public offering price per unit or share:  $92.498

10. Commission, spread or profit:  2%  $

11. Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIB's").
X

c. The securities are reasonably believed to be eligible for resale to other QIB's.
X

d. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f. The underwriting was a firm commitment underwriting.
X

g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/  Shu Yang Tan Date: 7/23/09
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Global Securities Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Metlife Inc.

2. Date of Purchase:   10/08/2008        3.  Date offering commenced:  10/08/2008

4. Underwriter(s) from whom purchased:  CS First Boston

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   2,500,000 shs (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   75,000,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $26.50

9. Initial public offering price per unit or share:  $26.50

10. Commission, spread or profit:     %  $_0.413_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 10/28/08

Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - U.S. Equity Alpha Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Metlife Inc.

2. Date of Purchase:   10/08/2008        3.  Date offering commenced:  10/08/2008

4. Underwriter(s) from whom purchased:  CS First Boston

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   2,500,000 shs (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   75,000,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $26.50

9. Initial public offering price per unit or share:  $26.50

10. Commission, spread or profit:     %  $_0.413_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 10/28/08

Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - U.S. Large Cap Equity Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Metlife Inc.

2. Date of Purchase:   10/08/2008        3.  Date offering commenced:  10/08/2008

4. Underwriter(s) from whom purchased:  CS First Boston

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   2,500,000 shs (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   75,000,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $26.50

9. Initial public offering price per unit or share:  $26.50

10. Commission, spread or profit:     %  $_0.413_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 10/28/08

Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - U.S. Large Cap Value Equity Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Metlife Inc.

2. Date of Purchase:   10/08/2008        3.  Date offering commenced:  10/08/2008

4. Underwriter(s) from whom purchased:  CS First Boston

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   2,500,000 shs (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   75,000,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $26.50

9. Initial public offering price per unit or share:  $26.50

10. Commission, spread or profit:     %  $_0.413_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 10/28/08

Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Kimberly-Clark Corporation

2. Date of Purchase:   10/30/2008        3.  Date offering commenced:  10/30/2008

4. Underwriter(s) from whom purchased:  Goldman Sachs & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $2,989,020 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $498,170,000

8. Purchase price per unit or share (net of fees and expenses):  $99.634

9. Initial public offering price per unit or share:  $99.634

10. Commission, spread or profit:   0%  $__0____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 11/11/08

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Virginia Electric & Power Company 8 7/8% 11/15/2038

2. Date of Purchase:   11/03/2008        3.  Date offering commenced:  11/03/2008

4. Underwriter(s) from whom purchased:  Goldman Sachs & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $1,999,900 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $699,965,000

8. Purchase price per unit or share (net of fees and expenses):  $99.995

9. Initial public offering price per unit or share:  $99.995

10. Commission, spread or profit:   0%  $___0___

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 12/12/08

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Funds - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Time Warner Cable 8 3/4% 02/14/2019

2. Date of Purchase:   11/13/2008        3.  Date offering commenced:  11/13/2008

4. Underwriter(s) from whom purchased:  Citigroup Global Markets Holdings

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $2,953,950 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,230,812,500

8. Purchase price per unit or share (net of fees and expenses):  $98.465

9. Initial public offering price per unit or share:  $98.465

10. Commission, spread or profit:   0%  $____0__

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 11/25/08

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS High Yield Relationship Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Wells Fargo & Co. 3% due 12/09/11

2. Date of Purchase:   12/03/2008        3.  Date offering commenced:  12/03/2008

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $14,982,450 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $2,996,490,000

8. Purchase price per unit or share (net of fees and expenses):  $99.883

9. Initial public offering price per unit or share:  $99.883

10. Commission, spread or profit:   0%  $____0__

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 12/29/08

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Global Securities Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Mead Johnson Nutrition Co-A

2. Date of Purchase:   2/10/2009        3.  Date offering commenced:  2/10/2009

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   250,000 shares

7. Aggregate principal amount or total number of shares of offering:   34,500,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $24.00

9. Initial public offering price per unit or share:  $24.00

10. Commission, spread or profit:     %  $__0.72____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 3/4/09

Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - US Large Cap Growth Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Mead Johnson Nutrition Co-A

2. Date of Purchase:   2/10/2009        3.  Date offering commenced:  2/10/2009

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   250,000 shares

7. Aggregate principal amount or total number of shares of offering:   34,500,000 shares

8. Purchase price per unit or share (net of fees and expenses):  $24.00

9. Initial public offering price per unit or share:  $24.00

10. Commission, spread or profit:     %  $__0.72____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ James Malles Date: 3/4/09

Print Name: James Malles

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Amgem Inc.

2. Date of Purchase:   1/13/2009        3.  Date offering commenced:  1/13/2009

4. Underwriter(s) from whom purchased:  Goldman Sachs & Co

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $2,985,990 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $995,330,000

8. Purchase price per unit or share (net of fees and expenses):  $99.533

9. Initial public offering price per unit or share:  $99.533

10. Commission, spread or profit:   0%  $___0___

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 2/11/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Conocophillips

2. Date of Purchase:   1/29/2009        3.  Date offering commenced:  1/29/2009

4. Underwriter(s) from whom purchased:  Barclays Capital Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $19,712,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $2,217,600,000

8. Purchase price per unit or share (net of fees and expenses):  $98.56

9. Initial public offering price per unit or share:  $98.56

10. Commission, spread or profit:   0%  $___0___

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 2/11/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Wellpoint Inc.

2. Date of Purchase:   02/02/2009        3.  Date offering commenced:  02/02/2009

4. Underwriter(s) from whom purchased:  Deutsche Bank

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $998,400 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $599,040,000

8. Purchase price per unit or share (net of fees and expenses):  $99.84

9. Initial public offering price per unit or share:  $99.84

10. Commission, spread or profit:   0%  $____0__

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 2/11/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Proctor & Gamble Co.

2. Date of Purchase:   02/03/2009        3.  Date offering commenced:  02/03/2009

4. Underwriter(s) from whom purchased:  JPMorgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $1,247,800 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,247,800,000

8. Purchase price per unit or share (net of fees and expenses):  $99.824

9. Initial public offering price per unit or share:  $99.824

10. Commission, spread or profit:    0%  $___0___

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 2/11/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Cisco System 5.9% 02/15/2039

2. Date of Purchase:   02/09/2009        3.  Date offering commenced:  02/09/2009

4. Underwriter(s) from whom purchased:  Bank of America LLC

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $14,966,550 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,995,540,000

8. Purchase price per unit or share (net of fees and expenses):  $99.777

9. Initial public offering price per unit or share:  $99.777

10. Commission, spread or profit:   0%  $___0___

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 3/26/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Unilever 4.80% due 2/15/2019

2. Date of Purchase:   02/09/2009        3.  Date offering commenced:  02/09/2009

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $4,994,850 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $749,227,500

8. Purchase price per unit or share (net of fees and expenses):  $99.897

9. Initial public offering price per unit or share:  $99.897

10. Commission, spread or profit:   .45  % per $__1000____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 4/24/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Boeing Co.

2. Date of Purchase:   03/10/2009        3.  Date offering commenced:  03/10/2009

4. Underwriter(s) from whom purchased:  Banc of America Sec. LLC

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $4,977,900 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $696,906,000

8. Purchase price per unit or share (net of fees and expenses):  $99.558

9. Initial public offering price per unit or share:  $99.558

10. Commission, spread or profit:    0%  $___0___

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 3/26/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - Corporate Bond Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Pfizer Inc.

2. Date of Purchase:   03/17/2009        3.  Date offering commenced:  03/17/2009

4. Underwriter(s) from whom purchased:  Goldman Sachs & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $1,997,980 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $3,246,717,500

8. Purchase price per unit or share (net of fees and expenses):  $99.899

9. Initial public offering price per unit or share:  $99.899

10. Commission, spread or profit:   0%  $___0__

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Eric Staudt Date: 4/20/09

Print Name: Eric Staudt

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Inergy LP Fin 8 3/4 % due 03/01/2015

2. Date of Purchase:   01/28/2009        3.  Date offering commenced:  01/28/2009

4. Underwriter(s) from whom purchased:  JPMorgan Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $2,000,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $202,929,750,000

8. Purchase price per unit or share (net of fees and expenses):  $90.191

9. Initial public offering price per unit or share:  $90.191

10. Commission, spread or profit:    2%  $_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu Yang Tan Date: 1/30/09

Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 811-9036

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  UBS Relationship Fund - High Yield Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: El Paso Corp 8 1/4 due 02/15/2016

2. Date of Purchase:   02/04/2009        3.  Date offering commenced:  02/04/2009

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co. Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:   $4,000,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $477,675,000,000

8. Purchase price per unit or share (net of fees and expenses):  $95.535

9. Initial public offering price per unit or share:  $95.535

10. Commission, spread or profit:    1%  $_____

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu Yang Tan Date: 2/13/09

Print Name: Shu Yang Tan